SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 1, 2001
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337
WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-4901
39-1775292

1-03016
WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1598
39-0715160

ITEM 9. REGULATION FD DISCLOSURE

WPS Resources Corporation (NYSE: WPS) is developing a financing plan for 2001 to accommodate:

anticipated utility construction projects

investment in nonregulated generation acquisitions and development retirement of outstanding commercial paper

WPS Resources has a shelf registration in place for both debt and equity with an unused balance of $250 million. Wisconsin Public Service Corporation, our regulated utility subsidiary, has a shelf registration in place for debt with an unused balance of $52 million.

The financing plan, at this time, anticipates the issuance of the following:

March/April	Nonregulated Variable Rate Tax Exempt Bonds	$20 - $28 million

2nd Quarter	WPS Resources Unsecured Debt	$100 - $150 million

Fall	WPS Resources Common Equity	$50 - $100 million

Fall	Wisconsin Public Service Corporation Fading Lien Bonds	$100 - $150 million

Changes could be made to this plan because of market conditions, the status of projects, contractual negotiations, and regulatory actions.

WPS Resources Corporation is a holding company based in Green Bay, Wisconsin. System companies provide products and services in both regulated and nonregulated energy markets. It has two regulated utility subsidiaries, Wisconsin Public Service Corporation and Upper Peninsula Power Company, and two principal nonregulated subsidiaries, WPS Power Development, Inc. and WPS Energy Services, Inc.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not relate strictly to historical or current facts and often include words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," and other similar words. Although we believe we have been prudent in our plans and assumptions, there can be no assurance that indicated results will be realized. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. We recommend that you consult any further disclosures we make on related subjects in our 10-Q, 8-K, and 10-K reports to the Securities and Exchange Commission.

The following is a cautionary list of risks and uncertainties that may affect the assumptions which form the basis of forward-looking statements relevant to our business. These factors, and other factors not listed here, could cause actual results to differ materially from those contained in forward-looking statements.

Financial market conditions, including availability, terms, and use of capital

Growth and competition and the extent and timing of new business development in the markets of subsidiary companies

Failure to close or a change in anticipated closing date or terms of the Tracy-Pinon generating plant acquisition

General economic, business, and regulatory conditions

Legislative and regulatory initiatives regarding deregulation and restructuring of the utility industry which could affect costs and investment recovery

State and federal rate regulation

The performance of projects undertaken by subsidiary companies

Business combinations involving us or among our competitors and customers

Energy supply and demand

Nuclear and environmental issues

Weather and other natural phenomena

Commodity price and interest rate risk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

By: /s/ Daniel P. Bittner Daniel P. Bittner Senior Vice President and Chief Financial Officer

Date: February 1, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION

By: /s/ Daniel P. Bittner Daniel P. Bittner Senior Vice President and Chief Financial Officer

Date: February 1, 2001